UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

PROOFPOINT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed:

The following communication was made available by Proofpoint, Inc. on LinkedIn on April 26, 2021.

Proofpoint 67,953 follovers Sirs We are excited to announce that Proofpoint has reached an agreement to be acquired by Thoma Bravo, a leading private equity investment firm focused on the software and technology-enabled services sector. In 2020, we became the first SaaS-based cybersecurity and compliance company to generate more than $1 billion in annual revenue. We believe that as a private company, we can be even more agile with greater flexibility to continue investing in innovation, building on our leadership position and staying ahead of threat actors. With Thoma Bravo’s resources and expertise, Proofpoint will be better positioned to deliver meaningful benefits to our externak stakeholders and accelerate Proofpoirit’s growth and scale at an even faster pace. This transaction is a testament to the strength of Procifpoints people-centric approach to cybersecurity and would not have been possible without our employees’ hard work and commitment to our customers, partners and each other. For more information, see the press release we issued: http://ow.ly/A1W150ExPOo Proofpoint Enters Definitive Agreement to be Acquired by Thoma Bravo in 512.3... proofppint.corn 23 Likes di Like q Comment Share

The following communication was made available by Proofpoint, Inc. on Twitter on April 26, 2021.

Proofpoint @proofpoint 56m Just announced: @proofpoint has reached an agreement to be acquired by @thoinabravo a leading private equity investment firm focused on the software and technology-enabled services sector. Read more: Proofpoint Enters Definitive Agreement to be Acquired by Thorns Br... Proofpoint, Inc. today announced that it has entered into a definitive agreement to be acquired by Thorne Bravo, a leading private equity ... 9proofpoint.corn V 2

The following communication was made available by Proofpoint, Inc. on Facebook on April 26, 2021.

0 Proofpoint 0 @proof point 56m Just announced: @proofpcim has reached an agreement to be acquired by @thornabravo a leading private equity investment firm focused on the software and technology-enabled services sector. Read more: Proofpoint Enters Definitive Agreement to be Acquired by Thorne Br... Proofpoint, Inc. today announced that it has entered into a definitive agreement to be acquired by Thorne Bravo, a leading private equity ... broofpoint.com

Important Information and Where to Find It

In connection with the proposed transaction between Proofpoint, Inc. (“Proofpoint”) and Thoma Bravo, L.P. (“Thoma Bravo”), Proofpoint will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Proofpoint stockholders. Proofpoint may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Proofpoint may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER

RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Proofpoint through the website maintained by the SEC at www.sec.gov, Proofpoint’s investor relations website at https://investors.proofpoint.com or by contacting the Proofpoint investor relations department at the following:

Proofpoint, Inc.

investor-relations@proofpoint.com

(408) 585-4351

Participants in the Solicitation

Proofpoint and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Proofpoint’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Proofpoint’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020. Proofpoint stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Proofpoint directors and executive officers in the transaction, which may be different than those of Proofpoint stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements About the Proposed Transaction

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Proofpoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Proofpoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Proofpoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Proofpoint’s business and general economic conditions; (iii) Proofpoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Proofpoint’s business, including current plans and operations; (vii) the ability of Proofpoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Proofpoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Proofpoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Proofpoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Proofpoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Proofpoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Proofpoint’s financial condition, results of operations, or liquidity. Proofpoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.